UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811- 10603

Western Asset Premier Bond Fund
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

Item 1.        Report to Shareholders.

The Annual Report to Stockholders is filed herewith.

Western Asset Premier Bond Fund

New York Stock Exchange Symbol: WEA

Contents

Investment Commentary	ii
Management’s Discussion of Fund Performance	1
Fund Highlights	3
Portfolio Diversification	6
Portfolio of Investments	7
Financial Statements	28
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	45
Important Tax Information	46
Trustees and Officers	47
Board Consideration of the Investment Advisory and Subadvisory Agreement	51

For more information, visit us on the web
at www.leggmason.com/cef.

Annual Report to Shareholders

Investment Commentary (unaudited)

Western Asset Premier Bond Fund

Financial Market Overview

While 2008 was characterized by upheaval in the financial markets, periods of extreme volatility, illiquidity and heightened risk aversion, 2009 was largely a return to more normal conditions and increased investor risk appetite.

Looking back at the tail end of 2008, investors fled fixed-income securities that were seen as being risky and flocked to the relative safety of short-term Treasuries, driving the latter’s prices higher and their yields to historically low levels. In contrast, non-Treasury spreads widened to historically wide levels in some cases, as the market priced in worst-case scenarios. This caused nearly every spread sector to lag equal-durationi Treasuries during the year. While this trend continued in early 2009, some encouraging economic data and a thawing of the once frozen credit markets helped bolster investor confidence.

In a stunning turnaround, by the end of the first quarter of 2009, risk aversion had been replaced by robust demand for riskier, and higher-yielding, fixed-income securities. Despite some temporary setbacks, riskier assets continued to perform well during the remainder of the year. Looking at 2009 as a whole, every spread sector outperformed equal-duration Treasuries.

While economic news often surprised on the upside during 2009, incoming economic data did not suggest a dramatic rebound in growth in 2010. As such, the Federal Reserve Board (“Fed”)ii continued its accommodative monetary policy during 2009. The Fed met eight times in 2009 and, on each occasion, kept the federal funds rateiii in a range of 0 to 1/4 percent. This trend continued at the Fed’s meeting in January 2010. At that time, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Economic Review

While the U.S. economy was weak during the first half of the twelve-month reporting period ended December 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the second half of the year.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)iv contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as the advance estimate for GDP growth was 5.7%. The Commerce Department cited a slower drawdown in business inventories and consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIv, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through December as well. In addition, December’s PMI reading of 55.9 was the highest since April 2006.

There were some mixed signals from the housing market toward the end of the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexvi indicated that month-over-month home prices rose for the sixth straight month in November. However, according to the National Association of Realtors, while existing home sales rose 7.4% in November, sales fell by nearly 17% in December.

Annual Report to Shareholders

One area that remained weak—and could hamper the magnitude of economic recovery—was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% in November and remained unchanged the following month. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by more than eight million.

Market Review

Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields were extremely low, given numerous “flights to quality” that were triggered by the fallout from the financial crisis in 2008. After starting the period at 0.76% and 2.25%, respectively, two- and ten-year Treasury yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.14% and 3.85%, respectively. Over the twelve months ended December 31, 2009, longer-term yields moved higher than their shorter-term counterparts as economic data improved and there were concerns regarding future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded during the twelve-month reporting period, driving spread sector (non-Treasury) prices higher. For the twelve months ended December 31, 2009, the Barclays Capital U.S. Aggregate Indexvii returned 5.93%.

During the reporting period, there was a shift in terms of expectations for inflation. Fears of inflation had increased in mid-2008 (before the reporting period began). This was, in part, due to sharply rising oil prices, which peaked at $145 a barrel in July 2008. Fears of inflation were then replaced with fears of deflation, as global economic conditions weakened and the financial crisis took hold in the fall of 2008. By the end of 2008, oil prices had fallen to $45 a barrel as demand waned and oil reserves moved higher. While inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)viii, was 2.7% during the twelve-month period ended December 31, 2009, there were fears of higher inflation in the future. This was due to central banks’ accommodative monetary policies, signs that the global economy was recovering and rising oil prices, which hit $79 a barrel in December 2009. Inflation expectations led to increased demand for U.S. Treasury Inflation-Protected Securities (“TIPS”)ix, and the Barclays Capital Global Real Index: U.S. TIPSx gained 11.41% during the twelve months ended December 31, 2009.

The investment grade bond market generated solid results during the reporting period. Spreads on these securities had moved to extremely wide levels in late 2008, as the weakening economy and credit crunch triggered fears of escalating default rates. Investment grade bond spreads then significantly narrowed in 2009, as the economic environment improved and corporate profits were often better than expected. All told, the investment grade bond asset class, as measured by the Barclays Capital U.S. Credit Indexxi, returned 16.04% during the twelve-month period ended December 31, 2009.

In the mortgage-backed securities market, both agency and non-agency issues did well during the year. Agencies were supported by the government’s purchase programs of these securities as they sought to keep long-term interest rates low in an attempt to revive the housing market. The non-agency sector improved, particularly later in the year, as housing data stabilized and there was positive sentiment surrounding the launch of the Public-Private Investment Program (“PPIP”).

The high-yield bond market produced very strong results during the twelve months ended December 31, 2009. In sharp contrast to its poor results in 2008, the asset class posted positive returns during eleven of the twelve months of the reporting period. This strong rally was due to a variety of factors, including the unfreezing of the credit markets, improving economic data and strong investor demand. All told, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexxii returned 58.76% for the twelve months ended December 31, 2009.

Emerging market debt prices rallied sharply—posting positive returns during every month but February of 2009. This rally was triggered by rising commodity prices, optimism that the worst of the global recession was over and increased investor risk appetite. Over the twelve months ended December 31, 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xiii returned 28.18%.

Annual Report to Shareholders

Investment Commentary (unaudited)—Continued

Market Outlook

Some economists have floated the notion of a double-dip economic recession because of the expiration of various fiscal and monetary stimulus programs. However, we believe this economic phenomenon seems unlikely. As long as the Fed maintains the current low rate environment, which we believe it will, access to credit should remain sufficient. Given the elevated levels of unemployment, the recent dip in jobless claims is a positive sign that the labor market is stabilizing. The financial market is focused on consumer spending, but we believe more sustained gains in capital expenditures and exports will be key to the U.S. recovery.

We believe that the Fed is likely to keep the federal funds rate anchored at 0 to 1/4 percent in the near future. A large concern the Fed now faces is excess bank reserves. Government support from the Troubled Asset Relief Program (“TARP”) and the Fed’s various special liquidity programs helped banks restore their balance sheets, but banks then held on to reserves in excess of their capital requirements. As the recovery accelerates, banks may quickly reduce these excess reserves by extending credit. We believe increased lending should stimulate economic activity but, in doing so, might also contribute to inflationary pressures. Therefore, as the Fed manages the level of bank reserves, in our opinion, it must be careful not to inhibit economic growth and increase inflation. As long as the economic recovery is still in its infancy, we believe the Fed should continue its current policies.

Although the labor market is stabilizing, the declining trend in jobless claims reflects a drop-off in layoffs rather than an increase in hires. For unemployment to truly decline, we will need to see specific types of job growth. We believe the source of new job growth will probably have to come from the service sector, as the housing market remains weak and is unlikely to contribute significant new jobs any time soon. The recent increase in industrial production and capacity utilization indicates that factory-related jobs could increase in the coming year.

Despite an uptick in consumer spending in November, most likely due to the holidays, we think consumers will likely continue to demonstrate a more conservative mindset with increased savings and less consumption. Businesses, especially those that are export-oriented, should benefit from a lower U.S. dollar and increased future spending. Corporate profits in the fourth quarter of 2009 showed improvement, leading to a better outlook for the business sector compared to a year ago. Therefore, we think that businesses, rather than consumers, are likely to be the primary contributors to future economic growth. Considering current Fed policies, the likelihood of moderate inflation in the months ahead, a stabilizing labor market and an improved business climate, we find fears of a double-dip recession to be exaggerated.

Western Asset Management Company

January 29, 2010

Annual Report to Shareholders

The views expressed in this commentary reflect those solely of Western Asset Management Company’s Investment Advisory Team as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or from the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Western Asset Premier Bond Fund (the “Fund”) and Western Asset Management Company disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or advice. Because investment decisions for the Fund are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Fund or any Legg Mason fund. Forecasts are inherently limited and should not be relied upon as an indicator of future results or used as the basis for investment decisions. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the Fund or Western Asset Management Company as to its accuracy or completeness.

All investments are subject to risk including loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
v

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

vi

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

ix

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

x	The Barclays Capital Global Index: U.S. TIPS represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.
xi	The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).
xii

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xiii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

v

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Performance Review

For the twelve months ended December 31, 2009, Western Asset Premier Bond Fund returned 60.98% based on its net asset value (“NAV”)i and 68.84% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Corporate High Yield Indexii and the Barclays Capital U.S. Credit Indexiii, returned 58.21% and 16.04%, respectively, over the same time frame. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Averageiv returned 28.22% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.28 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2009. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of December 31, 2009

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$12.39 (NAV)	60.98%
$13.36 (Market Price)	68.84%

All figures represent past performance and are not a guarantee of future results.

*  Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

The largest contributor to the Fund’s performance for the period was its exposure to the high-yield sector, particularly in Consumer Cyclicals1, Communications2 and Consumer Noncyclicals3. The Fund’s best performing high-yield holding was Ford Motor Credit Co., as its spread tightened from its elevated level in 2008 and early 2009. Our exposure to investment grade bonds was also rewarded. In particular, our Airlines holdings, including Continental Airlines Inc., Northwest Airlines and American West Airlines Inc., boosted the Fund’s return.

Our exposure to non-agency mortgage-backed securities (“MBS”) was another meaningful contributor to performance. The asset class generated strong results as liquidity improved in the market due to the positive sentiment surrounding the launch of the Public-Private Investment Program (“PPIP”). In addition, investors were attracted to this area of the market given signs of improvement in housing data. The use of leverage was also beneficial, as it served to magnify the Fund’s positive underlying returns and helped to generate additional income.

Marginally offsetting these strong results were several corporate holdings whose issuers filed for bankruptcy protection in 2009. These included Georgia Gulf Corp., a North American polyvinyl chloride producer, and Nortek Inc., a manufacturer of residential and commercial heating, ventilation and air conditioning and other home-related products. Georgia Gulf’s use of leverage was too high and unsustainable given the weakness in the economy. Nortek was negatively impacted by the weak economy and the downturn in the housing market.

We made several adjustments to the portfolio during the twelve-month reporting period. We added to the portfolio’s exposure to non-agency MBS as we found them to be attractively valued. In contrast, we reduced our exposure to investment grade bonds given the substantial narrowing of their spreads.

1	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.
2	Communications consists of the following industries: Media - Cable, Media - Non-Cable and Telecommunications.
3	Consumer Noncyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

Annual Report to Shareholders

Management’s Discussion of Fund Performance—Continued

During the reporting period, the Fund held credit default swaps to gain exposure to select individual high-yield companies and the overall high-yield market. In addition, the swaps we held during the period allowed us to gain exposure to the subprime component of the non-agency MBS market. Within the residential MBS market, swaps were also utilized to hedge our exposure to individual non-agency MBS. Overall, the use of these derivative instruments detracted from performance.

Western Asset Management Company

January 19, 2010

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 7 through 27 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: Corporate Bonds and Notes (64.3%), Mortgage-Backed Securities (36.0%), Asset-Backed Securities (26.3%), Yankee Bonds (7.4%) and Repurchase Agreement (4.5%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii

The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-As are also included.

iii	The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).
iv

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 21 funds in the Fund’s Lipper category.

Annual Report to Shareholders

Fund Highlights

	December 31,
	2009	2008
Net Asset Value	$143,858,719	$100,102,064
Per Share	$12.39	$8.72
Market Value Per Share	$13.36	$8.90
Net Investment Income	$18,942,993	$16,751,431
Per Common Share	$1.64	$1.46
Dividends Paid to Common Shareholders:
Ordinary Income	$14,754,747	$12,090,786
Per Common Share	$1.28	$1.05
Long-Term Capital Gains	—	$1,121,178
Per Common Share	—	$0.10
Dividends Paid to Preferred Shareholders:
Ordinary Income	$266,195	$2,236,599
Per Common Share	$0.02	$0.19
Long-Term Capital Gains	—	$238,432
Per Common Share	—	$0.02

The Fund

Western Asset Premier Bond Fund (“WEA” or the “Fund”) is a diversified, closed-end management investment company which seeks to provide current income and capital appreciation for its shareholders by investing primarily in a diversified portfolio of investment grade bonds. Substantially all of the Fund’s net investment income (after payment of dividends to holders of preferred shares and interest in connection with other forms of leverage (if applicable)) is distributed to the Fund’s common shareholders. A Dividend Reinvestment Plan is available to those common shareholders of record desiring it. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) where they trade under the symbol WEA.

Investment Policies

Each limitation below applies only at the time a transaction is entered into. Any subsequent change in a rating assigned to a security, or change in the percentage of the Fund’s assets invested in certain securities or other instruments, resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment.

Under normal market conditions, the Fund expects to:

•  Invest substantially all (but at least 80%) of its total managed assets (the total assets of the Fund, including any assets attributable to leverage, less accrued liabilities) in bonds, including corporate bonds, U.S. government and agency securities and mortgage related securities.

•  Invest at least 65% of its total managed assets in bonds that at the time of investment are investment grade quality. The Fund may invest up to 35% of its total managed assets in bonds of below investment grade quality.

The Fund may invest in securities or instruments other than bonds (including preferred stock) and may invest up to 10% of its total managed assets in instruments denominated in currencies other than the U.S. dollar.

Dividend Reinvestment Plan

The Fund and American Stock Transfer & Trust Company LLC (“Agent”), as the Transfer Agent and Registrar of the Fund, offer a convenient way to add shares of the Fund to your account. The Fund offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) on the common shares are automatically invested in shares of the Fund unless the shareholder elects

Annual Report to Shareholders

Fund Highlights—Continued

otherwise by contacting the Agent at the address set forth below. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to participate in the Plan.

As a participant in the Dividend Reinvestment Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the NAV of a Fund share, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of the Fund through a broker on the open market. The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional Information Regarding the Plan

The Fund will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

Registered shareholder may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to terminate participation in the Plan.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to American Stock Transfer & Trust Company LLC, 59 Maiden Lane, New York, NY, 10038. Investor Relations Telephone number 1-888-888-0151.

Annual Certifications

In May 2009, the Fund submitted its annual Chief Executive Officer certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Annual Report to Shareholders

Quarterly Comparison of Market Price and Net Asset Value (“NAV”), Discount or Premium to NAV and Average Daily Volume of Shares Traded

	Market Price	Net Asset Value	Premium/ (Discount)	Average Daily Volume/(Shares)
March 31, 2009	$ 9.10	$ 8.44	7.82%	37,089
June 30, 2009	11.45	10.13	13.03	32,450
September 30, 2009	13.02	11.76	10.71	25,709
December 31, 2009	13.36	12.39	7.83	39,666

Looking for Additional Information?

The Fund is traded under the symbol “WEA” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XWEAX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Annual Report to Shareholders

Portfolio Diversification

December 31, 2009A

The pie and bar charts above represent the composition of the Fund’s portfolio as of December 31, 2009 and do not include derivatives such as Futures Contracts, Options Written and Credit Default Swaps.

A The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

B Standard & Poor’s Ratings Services provides capital markets with credit ratings for the evaluation and assessment of credit risk.

C Yankee Bond—A dollar-denominated bond issued in the U.S. by foreign entities.

Annual Report to Shareholders

Portfolio of Investments

December 31, 2009

Western Asset Premier Bond Fund

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Long-Term Securities	141.6%

Corporate Bonds and Notes	64.3%

Aerospace and Defense	2.0%
L-3 Communications Corp.		6.375%	10/15/15	$535,000	$537,006
Northrop Grumman Corp.		7.750%	2/15/31	1,000,000	1,235,542
The Boeing Co.		6.125%	2/15/33	600,000	623,047
TransDigm Inc.		7.750%	7/15/14	405,000	411,075	A

					2,806,670
Airlines	9.2%
America West Airlines Inc.		8.057%	7/2/20	2,577,779	2,320,002
Continental Airlines Inc.		7.160%	9/24/14	577,647	555,986
Continental Airlines Inc.		6.900%	1/2/18	931,816	901,532
Continental Airlines Inc.		6.820%	5/1/18	913,728	831,492
Continental Airlines Inc.		6.545%	2/2/19	1,435,863	1,407,146
Continental Airlines Inc.		8.048%	11/1/20	620,188	609,335
Continental Airlines Inc.		6.703%	6/15/21	749,748	697,266
DAE Aviation Holdings Inc.		11.250%	8/1/15	460,000	388,700	A
Delta Air Lines Inc.		9.500%	9/15/14	75,000	77,906	A
Delta Air Lines Inc.		12.250%	3/15/15	80,000	80,000	A
Northwest Airlines Corp.		7.575%	9/1/20	586,536	527,882
Northwest Airlines Inc.		0.758%	2/6/15	2,899,994	2,522,995	B
United Air Lines Inc.		7.032%	10/1/10	19,228	19,228
United Air Lines Inc.		7.186%	4/1/11	4,042	4,062
US Airways Pass-Through Trust		6.850%	1/30/18	2,824,448	2,316,047

					13,259,579
Auto Components	N.M.
Visteon Corp.		8.250%	8/1/10	42,000	11,025	C
Visteon Corp.		12.250%	12/31/16	136,000	57,120	A,C

					68,145
Automobiles	1.6%
DaimlerChrysler NA Holding Corp.		7.300%	1/15/12	1,000,000	1,087,142
DaimlerChrysler NA Holding Corp.		8.500%	1/18/31	1,000,000	1,228,843

					2,315,985

Biotechnology	0.1%
Talecris Biotherapeutics Holdings Corp.		7.750%	11/15/16	90,000	91,350	A

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued
Building Products	0.4%
Associated Materials Inc.		11.250%	3/1/14	$590,000	$569,350

Capital Markets	1.4%
Morgan Stanley		6.600%	4/1/12	1,000,000	1,087,994
The Goldman Sachs Group Inc.		6.600%	1/15/12	900,000	978,425

					2,066,419
Chemicals	0.9%
Terra Capital Inc.		7.750%	11/1/19	90,000	96,300	A
The Dow Chemical Co.		6.000%	10/1/12	1,000,000	1,075,707
Westlake Chemical Corp.		6.625%	1/15/16	70,000	66,937

					1,238,944
Commercial Services and Supplies	0.6%
ACCO Brands Corp.		10.625%	3/15/15	195,000	214,500	A
RCS Equipment Rental Inc.		9.500%	12/1/14	300,000	300,375
US Investigations Services Inc.		10.500%	11/1/15	310,000	276,675	A

					791,550
Communications Equipment	0.5%
EchoStar DBS Corp.		7.000%	10/1/13	600,000	617,250
EchoStar DBS Corp.		7.750%	5/31/15	120,000	125,700

					742,950
Construction Materials	0.1%
Headwaters Inc.		11.375%	11/1/14	90,000	93,825	A

Consumer Finance	2.7%
Ford Motor Credit Co.		7.500%	8/1/12	70,000	70,592
Ford Motor Credit Co.		12.000%	5/15/15	1,030,000	1,194,417
Ford Motor Credit Co.		8.000%	12/15/16	680,000	680,904
GMAC LLC		6.875%	8/28/12	94,000	92,120	A
GMAC LLC		8.000%	11/1/31	939,000	845,100	A
SLM Corp.		0.442%	7/26/10	1,020,000	998,255	B

					3,881,388
Distributors	0.1%
Keystone Automotive Operations Inc.		9.750%	11/1/13	250,000	107,500

Diversified Consumer Services	N.M.
Service Corp. International		7.625%	10/1/18	5,000	4,950
Service Corp. International		7.500%	4/1/27	60,000	53,400

					58,350

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued
Diversified Financial Services	4.9%
AAC Group Holding Corp.		10.250%	10/1/12	$440,000	$441,100	A
Air 2 US		8.027%	10/1/19	420,153	362,119	A
CCM Merger Inc.		8.000%	8/1/13	140,000	113,575	A
Citigroup Inc.		6.625%	6/15/32	1,000,000	909,359
DI Finance LLC		9.500%	2/15/13	362,000	366,525
HSBC Finance Corp.		4.750%	7/15/13	1,670,000	1,738,874
JPMorgan Chase and Co.		5.125%	9/15/14	1,300,000	1,371,192
Liberty Media LLC		3.750%	2/15/30	1,860,000	930,000	D
TNK-BP Finance SA		7.875%	3/13/18	220,000	226,050	A
UPC Germany GmbH		8.125%	12/1/17	100,000	101,125	A
Vanguard Health Holding Co. II LLC		9.000%	10/1/14	535,000	554,394

					7,114,313
Diversified Telecommunication Services	1.6%
Cincinnati Bell Inc.		6.300%	12/1/28	25,000	19,500
Hawaiian Telcom Communications Inc.		12.500%	5/1/15	135,000	14	C,E
Intelsat Corp.		9.250%	8/15/14	140,000	143,850
Level 3 Financing Inc.		9.250%	11/1/14	660,000	623,700
Qwest Communications International Inc.		7.250%	2/15/11	160,000	160,800
Qwest Communications International Inc.		7.500%	2/15/14	140,000	140,525
Qwest Corp.		7.875%	9/1/11	390,000	408,525
Qwest Corp.		7.500%	10/1/14	150,000	155,812
Windstream Corp.		8.625%	8/1/16	635,000	646,112

					2,298,838
Electric Utilities	3.7%
Duke Energy Corp.		6.250%	1/15/12	250,000	270,281
Energy Future Holdings Corp.		11.250%	11/1/17	1,775,288	1,256,016	F
FirstEnergy Corp.		6.450%	11/15/11	27,000	28,951
FirstEnergy Corp.		7.375%	11/15/31	3,040,000	3,295,062
MidAmerican Energy Holdings Co.		5.875%	10/1/12	250,000	272,273
Orion Power Holdings Inc.		12.000%	5/1/10	150,000	153,750

					5,276,333
Energy Equipment and Services	1.4%
Complete Production Services Inc.		8.000%	12/15/16	150,000	147,937
EEB International Ltd.		8.750%	10/31/14	820,000	885,600	A
Gulfmark Offshore Inc.		7.750%	7/15/14	270,000	268,650
Hercules Offshore LLC		10.500%	10/15/17	155,000	163,525	A
Parker Drilling Co.		9.625%	10/1/13	300,000	308,250
Pride International Inc.		7.375%	7/15/14	240,000	247,800

					2,021,762

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued
Food and Staples Retailing	5.6%
CVS Corp.		9.350%	1/10/23	$700,000	$682,087	A,E
CVS Corp.		5.789%	1/10/26	836,645	773,596	A
CVS Lease Pass-Through Trust		5.880%	1/10/28	939,032	878,502
CVS Lease Pass-Through Trust		6.036%	12/10/28	928,067	878,267
CVS Pass-Through Trust		6.943%	1/10/30	1,921,563	1,931,652
CVS Pass-Through Trust		7.507%	1/10/32	2,000,000	2,094,980	A
Delhaize America Inc.		9.000%	4/15/31	166,000	212,530
Safeway Inc.		5.800%	8/15/12	500,000	540,022

					7,991,636
Food Products	0.1%
Dole Food Co. Inc.		8.000%	10/1/16	80,000	81,200	A

Gas Utilities	0.4%
Southern Natural Gas Co.		8.000%	3/1/32	20,000	22,999
Suburban Propane Partners LP		6.875%	12/15/13	580,000	580,000

					602,999
Health Care Providers and Services	1.4%
Community Health Systems Inc.		8.875%	7/15/15	200,000	207,000
DaVita Inc.		7.250%	3/15/15	260,000	260,650
HCA Inc.		6.250%	2/15/13	85,000	82,663
HCA Inc.		6.375%	1/15/15	430,000	405,813
HCA Inc.		9.250%	11/15/16	195,000	209,381
HCA Inc.		9.625%	11/15/16	399,000	431,917	F
HCA Inc.		7.690%	6/15/25	90,000	82,413
HCA Inc.		7.500%	11/15/95	185,000	146,172
U.S. Oncology Holdings Inc.		7.178%	3/15/12	275,000	257,125	B,F

					2,083,134
Hotels, Restaurants and Leisure	1.2%
Denny’s Holdings Inc.		10.000%	10/1/12	90,000	92,025
El Pollo Loco Inc.		11.750%	11/15/13	395,000	359,450
Harrah’s Operating Co. Inc.		10.750%	2/1/16	300,000	244,500
Inn of the Mountain Gods Resort and Casino		12.000%	11/15/10	530,000	219,288	C,E
Landry’s Restaurants Inc.		11.625%	12/1/15	110,000	116,600	A
MGM MIRAGE		11.375%	3/1/18	175,000	156,625	A
Mohegan Tribal Gaming Authority		11.500%	11/1/17	170,000	173,400	A
River Rock Entertainment Authority		9.750%	11/1/11	180,000	169,650

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued
Hotels, Restaurants and Leisure—Continued
Sbarro Inc.		10.375%	2/1/15	$90,000	$70,650
Snoqualmie Entertainment Authority		4.683%	2/1/14	110,000	53,900	A,B
Station Casinos Inc.		7.750%	8/15/16	205,000	32,031	C,E
Station Casinos Inc.		6.625%	3/15/18	100,000	500	C,E

					1,688,619
Household Durables	0.3%
American Greetings Corp.		7.375%	6/1/16	20,000	19,500
Norcraft Cos.		9.000%	11/1/11	360,000	360,450	E
Norcraft Holdings LP		9.750%	9/1/12	71,000	68,160	E

					448,110
Independent Power Producers and Energy Traders	2.0%
Dynegy Holdings Inc.		7.750%	6/1/19	650,000	563,875
Edison Mission Energy		7.750%	6/15/16	180,000	153,000
Edison Mission Energy		7.625%	5/15/27	179,000	121,273
Mirant North America LLC		7.375%	12/31/13	350,000	346,062
NRG Energy Inc.		7.375%	2/1/16	500,000	500,625
NRG Energy Inc.		7.375%	1/15/17	225,000	225,563
The AES Corp.		9.750%	4/15/16	360,000	394,200	A
The AES Corp.		8.000%	10/15/17	525,000	538,781
The AES Corp.		8.000%	6/1/20	100,000	101,750

					2,945,129
Industrial Conglomerates	0.8%
Tyco International Ltd./Tyco International Finance SA		6.875%	1/15/21	995,000	1,116,336

IT Services	0.5%
Ceridian Corp.		12.250%	11/15/15	138,450	130,835	F
Electronic Data Systems Corp.		7.450%	10/15/29	500,000	591,650

					722,485
Leisure Equipment and Products	0.4%
Eastman Kodak Co.		7.250%	11/15/13	760,000	627,000

Media	5.2%
Affinion Group Inc.		10.125%	10/15/13	430,000	441,825
Affinion Group Inc.		11.500%	10/15/15	225,000	235,688

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued
Media—Continued
CCH II Holdings LLC		13.500%	11/30/16	$108,083	$126,187	A
Charter Communications Operating LLC		10.875%	9/15/14	280,000	313,600	A
CMP Susquehanna Corp.		4.774%	5/15/14	14,000	4,845	A,E,G,H
Comcast Corp.		5.900%	3/15/16	400,000	430,768
Comcast Corp.		7.050%	3/15/33	1,000,000	1,091,834
CSC Holdings Inc.		6.750%	4/15/12	250,000	258,125
DISH DBS Corp.		7.875%	9/1/19	385,000	403,769
News America Holdings Inc.		8.875%	4/26/23	400,000	466,779
R.H. Donnelley Corp.		8.875%	10/15/17	320,000	30,000	C
Time Warner Inc.		6.875%	5/1/12	1,400,000	1,532,640
Time Warner Inc.		7.700%	5/1/32	1,150,000	1,350,485
TL Acquisitions Inc.		10.500%	1/15/15	270,000	258,187	A
Univision Communications Inc.		12.000%	7/1/14	420,000	462,525	A
Virgin Media Finance PLC		9.500%	8/15/16	100,000	107,375

					7,514,632
Metals and Mining	1.8%
Alcoa Inc.		5.375%	1/15/13	750,000	782,176
CII Carbon LLC		11.125%	11/15/15	580,000	583,625	A
Freeport-McMoRan Copper & Gold Inc.		8.375%	4/1/17	730,000	799,350
Metals USA Inc.		11.125%	12/1/15	445,000	450,006

					2,615,157
Multi-Utilities	0.6%
Dominion Resources Inc.		5.700%	9/17/12	770,000	832,070

Multiline Retail	0.4%
Dollar General Corp.		10.625%	7/15/15	50,000	55,375
The Neiman-Marcus Group Inc.		9.000%	10/15/15	279,478	273,190	F
The Neiman-Marcus Group Inc.		7.125%	6/1/28	330,000	290,400

					618,965
Oil, Gas and Consumable Fuels	7.9%
Belden and Blake Corp.		8.750%	7/15/12	750,000	701,250
Berry Petroleum Co.		10.250%	6/1/14	160,000	174,000
Chesapeake Energy Corp.		6.375%	6/15/15	480,000	470,400
Chesapeake Energy Corp.		6.625%	1/15/16	30,000	29,700
Chesapeake Energy Corp.		7.250%	12/15/18	300,000	302,250
Colorado Interstate Gas Co.		6.800%	11/15/15	150,000	165,610
DCP Midstream LP		7.875%	8/16/10	750,000	779,718

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued
Oil, Gas and Consumable Fuels—Continued
Devon Energy Corp.		7.950%	4/15/32	$ 310,000	$394,092
Devon Financing Corp. ULC		6.875%	9/30/11	1,000,000	1,086,315
El Paso Corp.		7.750%	6/15/10	1,496,000	1,511,689
El Paso Corp.		7.800%	8/1/31	190,000	178,872
Hess Corp.		7.875%	10/1/29	1,640,000	1,966,941
Hess Corp.		7.300%	8/15/31	60,000	68,183
International Coal Group Inc.		10.250%	7/15/14	220,000	211,475
Kinder Morgan Energy Partners LP		7.125%	3/15/12	500,000	545,229
Petrohawk Energy Corp.		9.125%	7/15/13	145,000	151,525
Plains Exploration and Production Co.		10.000%	3/1/16	140,000	153,300
Plains Exploration and Production Co.		8.625%	10/15/19	125,000	128,437
Quicksilver Resources Inc.		11.750%	1/1/16	185,000	209,975
Sonat Inc.		7.625%	7/15/11	500,000	515,350
Stone Energy Corp.		8.250%	12/15/11	160,000	159,400
The Williams Cos. Inc.		7.500%	1/15/31	902,000	973,017
The Williams Cos. Inc.		8.750%	3/15/32	85,000	101,717
Valero Energy Corp.		7.500%	4/15/32	400,000	411,352

					11,389,797
Paper and Forest Products	1.2%
Appleton Papers Inc.		11.250%	12/15/15	235,000	198,869	A
NewPage Corp.		11.375%	12/31/14	595,000	600,950	A
Weyerhaeuser Co.		7.375%	3/15/32	1,000,000	948,072

					1,747,891
Pharmaceuticals	N.M.
Leiner Health Products Inc.		11.000%	6/1/12	280,000	28	C,E

Real Estate Investment Trusts (REITs)	0.2%
Ventas Inc.		6.750%	4/1/17	260,000	251,550

Real Estate Management and Development	0.2%
Ashton Woods USA LLC		0.000%	6/30/15	65,000	16,250	A,E,I
Realogy Corp.		10.500%	4/15/14	170,000	147,050
Realogy Corp.		12.375%	4/15/15	165,000	128,288

					291,588

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued
Road and Rail	0.2%
RailAmerica Inc.		9.250%	7/1/17	$234,000	$248,918

Semiconductors and Semiconductor Equipment	0.1%
Advanced Micro Devices Inc.		8.125%	12/15/17	50,000	49,812	A
Freescale Semiconductor Inc.		8.875%	12/15/14	25,000	22,938
Freescale Semiconductor Inc.		10.125%	12/15/16	80,000	64,400

					137,150
Specialty Retail	0.3%
Blockbuster Inc.		11.750%	10/1/14	330,000	313,500	A
Michaels Stores Inc.		10.000%	11/1/14	80,000	82,800

					396,300
Textiles, Apparel and Luxury Goods	0.2%
Oxford Industries Inc.		11.375%	7/15/15	255,000	280,500

Tobacco	0.1%
Alliance One International Inc.		10.000%	7/15/16	90,000	94,500	A
Alliance One International Inc.		10.000%	7/15/16	70,000	73,500	A

					168,000
Trading Companies and Distributors	0.6%
Ashtead Capital Inc.		9.000%	8/15/16	129,000	129,161	A
H&E Equipment Services Inc.		8.375%	7/15/16	245,000	245,307
Penhall International Corp.		12.000%	8/1/14	390,000	244,725	A,E
RSC Equipment Rental Inc.		10.000%	7/15/17	170,000	184,875	A

					804,068
Transportation Infrastructure	0.2%
Hawker Beechcraft Acquisition Co.		8.875%	4/1/15	524,062	319,678	F

Wireless Telecommunication Services	1.2%
AT&T Mobility LLC		6.500%	12/15/11	250,000	271,832
Sprint Capital Corp.		8.375%	3/15/12	1,450,000	1,500,750

					1,772,582
Total Corporate Bonds and Notes (Cost—$93,028,388)					92,498,773

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Asset-Backed Securities	26.3%
Fixed Rate Securities	8.4%
Associates Manufactured Housing Pass Through Certificates 1997-CLB2		8.900%	6/15/28	$3,178,584	$2,916,033	G
Bear Stearns Asset Backed Securities Trust 2007-SD1 1A3A		6.500%	10/25/36	1,406,517	726,751
Centex Home Equity 2003-B AF4		3.735%	2/25/32	349,152	270,121
Contimortgage Home Equity Trust 1997-4 B1F		7.330%	10/15/28	506,738	439,706
Firstfed Corp. Manufactured Housing Contract 1996-1 B		8.060%	10/15/22	2,100,000	2,097,190	A,G
Global Franchise Trust 1998-1 A2		6.659%	10/10/11	798,765	519,200	A,G
Green Tree Financial Corp. 1992-2 B		9.150%	1/15/18	221,829	149,009
Green Tree Financial Corp. 1993-1 B		8.450%	4/15/18	296,573	254,955
Green Tree Home Improvement Loan Trust 1996-D HIB2		8.000%	9/15/27	79,209	56,883
Green Tree Recreational Equiptment & Consumer Trust 1996-C CTFS		7.650%	10/15/17	230,069	174,136
Indymac Manufactured Housing Contract 1997-1 A5		6.970%	2/25/28	291,389	213,596
Lehman XS Trust 2007-1 WF1		7.000%	1/25/37	1,078,767	621,134
PAMCO CLO 1997-1A B		7.910%	8/6/10	882,476	132,371	C
Pegasus Aviation Lease Securitization 2000-1 A2		8.370%	3/25/30	1,600,000	496,000	A,G
Renaissance Home Equity Loan Trust 2004-2 AF4		5.392%	7/25/34	773,485	697,774
Settlement Fee Finance LLC 2004-1A A		9.100%	7/25/34	1,099,118	989,206	A,G
Structured Asset Securities Corp. 2002-AL1 A3		3.450%	2/25/32	987,525	808,399
Structured Asset Securities Corp. 2003-AL1		3.357%	4/25/31	140,084	121,719	A
Vanderbilt Mortgage Finance 1997-B 1B2		8.155%	10/7/26	451,012	375,203

					12,059,386
Indexed SecuritiesB	10.8%
ACE Securities Corp. 2005-SD1 A1		0.631%	11/25/50	49,986	48,908
AmeriCredit Automobile Receivables Trust 2007-CM A3B		0.265%	5/7/12	1,101,407	1,097,544
Bayview Financial Acquisition Trust 2007-B 2A1		0.531%	8/28/47	1,478,611	1,356,816

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Asset-Backed Securities—Continued
Indexed SecuritiesB—Continued
Bayview Financial Asset Trust 2004-SSRA A1		0.831%	12/25/39	$ 468,401	$344,275	A
Bayview Financial Asset Trust 2007-SR1A A		0.681%	3/25/37	2,550,259	1,096,611	A
Bayview Financial Asset Trust 2007-SR1A M3		1.381%	3/25/37	636,119	190,836	A
Bayview Financial Asset Trust 2007-SR1A M4		1.731%	3/25/37	173,487	21,339	A,G
Citigroup Mortgage Loan Trust Inc. 2006-SHL1 A1		0.431%	11/25/45	283,330	207,756	A
Citigroup Mortgage Loan Trust Inc. 2007-SHL1 A		0.631%	11/25/46	1,256,175	596,436	A
Countrywide Asset-Backed Certificates 2007-13 2A1		1.131%	10/25/47	1,294,188	830,813
Countrywide Asset-Backed Certificates 2007-SEA2 1A1		1.231%	8/25/47	71,957	39,349	A
Countrywide Home Equity Loan Trust 2007-B A		0.383%	2/15/37	939,055	657,519
Countrywide Home Equity Loan Trust 2007-GW A		0.983%	11/15/28	2,607,378	1,843,093
Credit-Based Asset Servicing and Securitization 2004-CB2 M1		0.751%	7/25/33	2,209,205	1,562,440
CS First Boston Mortgage Securities Corp. 2004-CF2 2A1		0.701%	5/25/44	109,973	95,296	A
Ellington Loan Acquisition Trust 2007-1 A2A1		1.231%	5/26/37	325,841	274,741	A
EMC Mortgage Loan Trust 2003-B		0.781%	11/25/41	142,425	112,523	A
Fremont Home Loan Trust 2006-2 2A2		0.424%	2/25/36	705,459	688,274
GMAC Mortgage Corp. Loan Trust 2004-VF1 A1		0.981%	2/25/31	661,536	399,227	A
GSAA Home Equity Trust 2006-19 A3A		0.471%	12/25/36	1,000,000	436,606
IXIS Real Estate Capital Trust 2005-HE3 A4		0.601%	12/25/35	12,018	11,795
Lehman XS Trust 2006-GP4		0.301%	8/25/46	203,841	182,956
Long Beach Mortgage Loan Trust 2005-WL2 3A1		0.411%	8/25/35	8,351	8,289
Morgan Stanley ABS Capital I 2003-SD1 A1		0.731%	3/25/33	25,114	18,352

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Asset-Backed Securities—Continued
Indexed SecuritiesB—Continued
MSDWCC Heloc Trust 2003-2 A		0.491%	4/25/16	$ 218,478	$140,476
New Century Home Equity Loan Trust 2004-2 A2		0.601%	8/25/34	475,320	321,371
RAAC Series 2007-RP1 M1		0.781%	5/25/46	210,000	6,825	A
Renaissance Home Equity Loan Trust 2005-3 AV3		0.611%	11/25/35	800,000	645,150
Residential Asset Mortgage Products Inc. 2004-RZ1 AII		0.711%	3/25/34	417,512	256,630
Residential Asset Securities Corp. 2001-KS3 AII		0.691%	9/25/31	315,944	206,335
Salomon Brothers Mortgage Securities VII 2002-CIT1		0.831%	3/25/32	230,399	221,618
Structured Asset Securities Corp. 2005-4XS 2A1A		5.070%	3/25/35	706,901	511,597
Structured Asset Securities Corp. 2007-BC1 A2		0.281%	2/25/37	883,658	831,614
Wachovia Asset Securitization Inc. 2002-HE1		0.601%	9/27/32	226,069	133,853
Wachovia Asset Securitization Inc. 2002-HE2		0.661%	12/25/32	82,640	53,577
Wachovia Asset Securitization Inc. 2003-HE1		0.521%	3/25/33	30,514	18,725

					15,469,565
Stripped Securities	0.6%
Bear Stearns Asset Backed Securities Trust 2006-SD3 1P0		0.000%	8/25/36	1,559,504	913,471	G,J2
Oakwood Mortgage Investors Inc. 2002-C AIO		6.000%	8/15/10	493,345	17,267	E,J1

					930,738
Variable Rate SecuritiesH	6.5%
BankAmerica Manufactured Housing Contract 1997-2 M		6.900%	4/10/28	100,000	127,145
Conseco Finance Securitizations Corp. 2002-1 A		6.681%	12/1/33	461,786	456,485
Greenpoint Manufactured Housing 1999-5 A5		7.820%	12/15/29	706,000	668,682
GSAMP Trust 2003-SEA2 A1		4.422%	7/25/33	2,246,001	1,756,239

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Asset-Backed Securities—Continued
Variable Rate SecuritiesH—Continued
Merit Securities Corp. 13 A4		7.963%	12/28/33	$3,409,919	$3,370,333
Oakwood Mortgage Investors Inc. 2002-B A3		6.060%	3/15/25	301,887	222,990
Residential Asset Securities Corp. 2002-KS2 AI6		6.228%	4/25/32	862,078	766,172
Residential Asset Securities Corp. 2003-KS8 AI6		4.830%	10/25/33	1,125,455	1,003,122
Saxon Asset Securities Trust 2000-2 MF1		8.870%	7/25/30	113,076	110,940
Vanderbilt Mortgage Finance 1997-C		7.830%	8/7/27	125,692	96,614
Vanderbilt Mortgage Finance 2000-B IB2		9.250%	7/7/30	886,010	752,081

					9,330,803
Total Asset-Backed Securities (Cost—$37,059,375)					37,790,492
Mortgage-Backed Securities	36.0%
Fixed Rate Securities	3.8%
Banc of America Commercial Mortgage Inc. 2007-5 A3		5.620%	2/10/51	800,000	776,440
Bear Stearns Asset Backed Securities Trust 2002-AC1 B4		7.000%	1/25/32	986,754	188,841	A
Enterprise Mortgage Acceptance Co. 1999-1 A1		6.420%	10/15/25	6,067	3,942	A,G
GMAC Commercial Mortgage Securities Inc. 1998-C2 F		6.500%	5/15/35	1,000,000	1,006,729
JP Morgan Chase Commercial Mortgage Securities Corp. 2008-C2 A1		5.017%	2/12/51	288,420	294,032
Metropolitan Asset Funding Inc. 1998-BI B1		8.000%	11/20/24	912,197	385,480
Residential Asset Mortgage Products Inc. 2004-SL4		7.500%	7/25/32	1,589,717	1,506,257
Washington Mutual Alternative Mortgage Pass-Through Certificates 2006-5 3A3		6.221%	7/25/36	905,000	463,088
Washington Mutual Alternative Mortgage Pass-Through Certificates 2006-7 A2A		5.667%	9/25/36	1,519,910	694,166

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Mortgage-Backed Securities—Continued
Fixed Rate Securities—Continued
Washington Mutual Alternative Mortgage Pass-Through Certificates 2006-7 A3		6.081%	9/25/36	$ 185,000	$79,258
Washington Mutual MSC Mortgage Pass-Through Certificates 2004-RA1		7.000%	3/25/34	68,494	69,575

					5,467,808
Indexed SecuritiesB	26.5%
American Home Mortgage Investment Trust 2007-A 4A		0.681%	7/25/46	947,652	559,115	A
Bayview Commercial Asset Trust 2005-3A A2		0.631%	11/25/35	790,656	450,002	A,G
Bayview Commercial Asset Trust 2005-4A A1		0.531%	1/25/36	453,232	283,409	A
Bayview Commercial Asset Trust 2007-5A A1		0.881%	10/25/37	313,420	309,551	A
Bear Stearns Alt-A Trust 2004-3 A1		0.886%	4/25/34	561,600	423,893
Bear Stearns Alt-A Trust 2004-8 1A		0.581%	9/25/34	309,749	228,341
Bella Vista Mortgage Trust 2004-2 A1		0.601%	2/25/35	2,397,482	1,488,873
BlackRock Capital Finance LP 1997-R2 B5		6.188%	12/25/35	480,371	9,007	A
CBA Commercial Small Balance Commercial Trust 2005-1A		0.551%	7/25/35	1,936,363	968,181	A
Chevy Chase Mortgage Funding Corp. 2004-3A A1		0.481%	8/25/35	1,770,844	1,067,493	A
Chevy Chase Mortgage Funding Corp. 2004-4A A1		0.461%	10/25/35	2,516,497	1,444,976	A
Chevy Chase Mortgage Funding Corp. 2005-4A A1		0.431%	10/25/36	2,285,429	1,073,326	A
CNL Funding 1998-1 C2		0.983%	9/18/11	3,360,000	1,008,000	A,G
Countrywide Alternative Loan Trust 2005-J12		0.501%	8/25/35	304,173	152,971
Countrywide Home Loans 2004-HYB5 7A1		2.342%	4/20/35	3,920,334	2,022,500
Countrywide Home Loans 2004-R1 1AF		0.631%	11/25/34	2,202,447	1,646,410	A
Countrywide Home Loans 2004-R2 1AF1		0.651%	11/25/34	674,261	543,596	A
Countrywide Home Loans 2005-09 1A1		0.531%	5/25/35	1,865,456	1,013,955
Countrywide Home Loans 2005-7 1A1		0.501%	3/25/35	1,601,627	1,081,935

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Mortgage-Backed Securities—Continued

Indexed SecuritiesB—Continued
Greenpoint Mortgage Funding Trust 2005-AR5 2A2		0.501%	11/25/46	$3,404,366	$1,015,089
Greenpoint Mortgage Funding Trust 2005-AR5 3A2		0.501%	11/25/46	2,069,092	700,124
GSMPS Mortgage Loan Trust 2005-RP1 1AF		0.581%	1/25/35	312,810	243,445	A
GSMPS Mortgage Loan Trust 2005-RP1 2A1		4.982%	1/25/35	1,791,615	1,256,016	A
GSMPS Mortgage Loan Trust 2005-RP3		0.581%	9/25/35	1,451,482	1,076,150	A
Harborview Mortgage Loan Trust 2004-8 3A2		0.633%	11/19/34	205,512	105,030
Harborview Mortgage Loan Trust 2005-9 B10		1.983%	6/20/35	1,146,065	112,963
Impac CMB Trust 2004-9 1A1		0.991%	1/25/35	64,088	42,871
Impac CMB Trust 2A-10		0.871%	3/25/35	541,761	234,589
IndyMac Index Mortgage Loan Trust 2007-AR15 2A1		5.609%	8/25/37	6,007,339	3,125,608
Jefferies & Co. 2009-B 9A		0.567%	11/21/35	230,388	318,258	A,G
Luminent Mortgage Trust 2006-6 A1		0.431%	10/25/46	1,295,445	696,803
MASTR Adjustable Rate Mortgages Trust 2004-13		3.096%	11/21/34	2,000,000	1,622,950
MASTR Alternative Loans Trust 2003-7 7A1		0.631%	11/25/33	458,769	392,319
Merit Securities Corp. 11PA B3		2.481%	9/28/32	850,000	222,345	A
Regal Trust IV 1999-1 A		2.912%	9/29/31	131,192	107,578	A
Residential Asset Securitization Trust 2003-A1 A2		0.731%	3/25/33	551,166	498,677
Sequoia Mortgage Trust 2003-2 A2		0.931%	6/20/33	58,444	49,907
Sequoia Mortgage Trust 2004-10 A1A		0.543%	11/20/34	31,424	22,963
Sequoia Mortgage Trust 2004-11 A1		0.533%	12/20/34	47,944	38,597
Sequoia Mortgage Trust 2004-12 A1		0.503%	1/20/35	393,789	307,622
Structured Asset Securities Corp. 2002-9 A2		0.531%	10/25/27	1,157,599	937,606
Structured Asset Securities Corp. 2005-RF3 2A		5.044%	6/25/35	2,390,357	1,971,832	A
Thornburg Mortgage Securities Trust 2003-4 A1		0.551%	9/25/43	1,141,285	993,219

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Mortgage-Backed Securities—Continued

Indexed SecuritiesB—Continued
Thornburg Mortgage Securities Trust 2004-3 A		0.601%	9/25/44	$1,142,521	$988,498
WaMu Mortgage Pass-Through Certificates 2004-AR13 A1A		0.610%	11/25/34	1,649,779	1,222,917
WaMu Mortgage Pass-Through Certificates 2004-AR13 A2A		0.620%	11/25/34	2,320,130	1,397,858
WaMu Mortgage Pass-Through Certificates 2005-AR06 2A1A		0.461%	4/25/45	479,726	352,898
WaMu Mortgage Pass-Through Certificates 2005-AR08 1A1A		0.501%	7/25/45	36,985	26,870
WaMu Mortgage Pass-Through Certificates 2005-AR13 A1A1		0.521%	10/25/45	427,049	305,828
WaMu Mortgage Pass-Through Certificates 2005-AR19 A1A1		0.501%	12/25/45	882,618	616,647
WaMu Mortgage Pass-Through Certificates 2005-AR8 2A1A		0.521%	7/25/45	535,574	390,729
WaMu Mortgage Pass-Through Certificates 2005-AR9 A1A		0.551%	7/25/45	258,687	191,558
Washington Mutual Inc. 2004-AR12 A2A		0.640%	10/25/44	221,758	149,314
Washington Mutual Mortgage Pass-Through Certificates 2006-AR5 3A		1.484%	7/25/46	1,490,080	624,672

					38,135,884
Stripped Securities	0.6%
Indymac Index Mortgage Loan Trust 2005-AR14 BX		2.400%	7/25/35	4,543,950	50,892	E,J1
LB-UBS Commercial Mortgage Trust 2001-C3 X		0.918%	6/15/36	2,479,430	26,450	A,E,J1
Prime Mortgage Trust 2005-2 2XB		1.740%	10/25/32	3,724,814	162,953	J1
Prime Mortgage Trust 2005-5 1X		0.940%	7/25/34	9,156,898	153,431	J1
Prime Mortgage Trust 2005-5 1XB		1.430%	7/25/34	3,158,900	128,358	J1
Residential Asset Mortgage Products, Inc. 2005-SL2 AP0		0.000%	2/25/32	391,324	308,139	J2

					830,223
Variable Rate SecuritiesH	5.1%
BCAP LLC Trust 2009-RR12 2A2		0.596%	3/26/35	1,844,014	571,644	A
Bear Stearns Alt-A Trust 2005 -10 21A1		3.820%	1/25/36	1,355,708	747,600

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Mortgage-Backed Securities—Continued

Variable Rate SecuritiesH—Continued
Credit Suisse Mortgage Capital Certificates 2007-C3 A4		5.723%	6/15/39	$ 242,000	$193,561
GSMPS Mortgage Loan Trust 2001-2 A		7.500%	6/19/32	1,785,614	1,459,185	A
Harborview Mortgage Loan Trust 2004-10 4A		3.275%	1/19/35	521,775	439,469
JP Morgan Mortgage Trust 2007-A2 4A2		6.024%	4/25/37	300,000	222,058
Merrill Lynch Mortgage Investors Inc. 2005-A2		4.258%	2/25/35	463,793	402,682
Nomura Asset Acceptance Corp. 2004-AR4 1A1		2.764%	12/25/34	569,718	526,889
Thornburg Mortgage Securities Trust 2007-4 2A1		6.200%	9/25/37	940,694	751,416
Thornburg Mortgage Securities Trust 2007-4 3A1		6.198%	9/25/37	948,571	758,022
WaMu Mortgage Pass-Through Certificates 2004-AR11		2.896%	10/25/34	105,555	92,628
WaMu Mortgage Pass-Through Certificates 2007-HY7 2A3		5.792%	7/25/37	2,000,000	1,229,892

					7,395,046
Total Mortgage-Backed Securities (Cost—$56,551,818)					51,828,961

U.S. Government and Agency Obligations	1.2%

Fixed Rate Securities	1.2%
United States Treasury Bonds		4.500%	8/15/39	600,000	586,406
United States Treasury Notes		3.625%	8/15/19	570,000	560,381
United States Treasury Notes		3.375%	11/15/19	620,000	596,366

Total U.S. Government and Agency Obligations (Cost—$1,818,192)					1,743,153

U.S. Government Agency Mortgage-Backed Securities	0.5%

Fixed Rate Securities	0.5%
Fannie Mae		6.500%	8/25/44	668,266	723,423	K

Total U.S. Government Agency Mortgage-Backed Securities (Cost—$689,643)					723,423

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Yankee BondsL	7.4%

Aerospace and Defense	0.1%
Systems 2001 Asset Trust		6.664%	9/15/13	$ 163,688	$167,456	A

Commercial Banks	0.1%
ICICI Bank Ltd.		6.375%	4/30/22	184,000	165,179	A,I

Containers and Packaging	0.1%
Smurfit Kappa Funding PLC		7.750%	4/1/15	150,000	144,188

Diversified Financial Services	0.6%
Lukoil International Finance BV		6.356%	6/7/17	340,000	334,050	A
UFJ Finance Aruba AEC		6.750%	7/15/13	500,000	556,678

					890,728
Diversified Telecommunication Services	1.9%
Deutsche Telekom International Finance BV		5.250%	7/22/13	600,000	636,905
France Telecom SA		8.500%	3/1/31	600,000	798,488	M
Intelsat Bermuda Ltd.		11.250%	6/15/16	340,000	368,050
Intelsat Jackson Holdings Ltd.		9.500%	6/15/16	35,000	37,450
Nordic Telephone Co. Holdings ApS		8.875%	5/1/16	285,000	301,388	A
Wind Acquisition Finance SA		12.000%	12/1/15	500,000	535,000	A

					2,677,281
Energy Equipment and Services	0.2%
Compagnie Generale de Geophysique-Veritas		7.500%	5/15/15	210,000	208,425

Foreign Governments	N.M.
Republic of Honduras		0.235%	10/1/11	67,525	66,658	B
Republic of Venezuela		9.375%	1/13/34	2,000	1,345

					68,003
Hotels, Restaurants and Leisure	0.1%
NCL Corp. Ltd.		11.750%	11/15/16	170,000	167,875	A

Insurance	0.7%
XL Capital Ltd.		5.250%	9/15/14	1,000,000	979,321

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Yankee BondsL—Continued

Marine	0.2%
Trico Shipping AS		11.875%	11/1/14	$ 200,000	$208,250	A

Media	0.3%
NTL Cable PLC		9.125%	8/15/16	335,000	353,006
Sun Media Corp.		7.625%	2/15/13	55,000	50,119

					403,125
Metals and Mining	0.2%
Novelis Inc.		7.250%	2/15/15	115,000	109,538
Vedanta Resources PLC		8.750%	1/15/14	130,000	132,925	A

					242,463
Oil, Gas and Consumable Fuels	1.8%
Anadarko Finance Co.		6.750%	5/1/11	750,000	792,549
Anadarko Finance Co.		7.500%	5/1/31	1,000,000	1,121,846
Burlington Resources Finance Co.		7.400%	12/1/31	450,000	526,809
OPTI Canada Inc.		7.875%	12/15/14	45,000	36,900
OPTI Canada Inc.		8.250%	12/15/14	190,000	156,512

					2,634,616
Paper and Forest Products	0.2%
Abitibi-Consolidated Co. of Canada		13.750%	4/1/11	221,896	222,173	A
PE Paper Escrow GmbH		12.000%	8/1/14	100,000	110,500	A

					332,673
Road and Rail	0.4%
Grupo Transportacion Ferroviaria Mexicana SA de CV		9.375%	5/1/12	370,000	383,875
Kansas City Southern de Mexico SA de CV		12.500%	4/1/16	170,000	195,500

					579,375
Wireless Telecommunication Services	0.5%
True Move Co. Ltd.		10.750%	12/16/13	200,000	193,000	A
True Move Co. Ltd.		10.750%	12/16/13	590,000	569,350	A

					762,350
Total Yankee Bonds (Cost—$10,204,668)					10,631,308

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE
Common Stocks and Equity Interests	0.3%

Building Products	N.M.
Nortek Inc.				1,208	shs	$42,272	N

Chemicals	0.1%
Georgia Gulf Corp.				8,950		155,551	N

Media	0.2%
Charter Communications Inc.				4,936		175,228	N
Idearc Inc.				568		18,749

						193,977
Oil, Gas and Consumable Fuels	N.M.
SemGroup Corp., Class A				789		18,940	G,N

Total Common Stocks and Equity Interests (Cost—$1,024,869)						410,740
Preferred Stocks	1.2%
Citigroup Inc.		7.500%		2,200		229,548	D
CMP Susquehanna Radio Holdings Corp.		0.000%		3,171		3	A,E,G,H,N
Fannie Mae		5.375%		15		41,250	D,K,N
Freddie Mac		5.160%		100		154	D,K,N
Freddie Mac		5.000%		200		352	K,N
Freddie Mac		8.375%		20,500		21,525	I,K,N
General Motors Corp.		5.250%		225,000		1,282,500	D
GMAC Inc.		7.000%		254		167,418	A
Total Preferred Stocks (Cost—$5,864,586)						1,742,750
Trust Preferred Securities	4.4%
Corp-Backed Trust Certificates		7.375%		33,900		113,565	C
Corp-Backed Trust Certificates		8.000%		15,600		346,320
CORTS Trust for Ford Motor Co.		8.000%		155,100		3,435,465
PreferredPlus TR-CCR1		8.250%		5,100		112,965
SATURNS-F 2003-5		8.125%		104,100		2,326,635
Total Trust Preferred Securities (Cost—$5,033,601)						6,334,950

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE
Warrants	N.M.
Building Products	N.M.
Nortek Inc.			12/7/14	576	wts	$7,344	G,N

Commercial Banks	N.M.
CNB Capital Trust			3/23/19	3,624		4	A,E,G,N

Hotels, Restaurants and Leisure	N.M.
Buffets Restaurants Holdings Inc.			4/28/14	224		—	E,G,N

Media	N.M.
Charter Communications Inc.			11/30/14	266		1,330	N

Oil, Gas and Consumable Fuels	N.M.
SemGroup Corp.			11/30/14	831		—	E,G,N
Total Warrants (Cost—$7,976)						8,678
Total Long-Term Securities (Cost—$211,283,116)						203,713,228
Short-Term Securities	6.4%
U.S. Government and Agency Obligations	1.9%
United States Treasury Bill		0.16%	4/29/10	$2,800,000		2,799,221

Repurchase Agreement	4.5%
Interest in $6,470,000 repurchase agreement dated 12/31/09 with JPMorgan Chase & Co., 0.005% due 1/4/10; Proceeds at maturity—$6,470,004; (Fully collateralized by U.S. government agency obligation, 0.930% due 3/30/10; Market value—$6,599,402)				6,470,000		6,470,000
Total Short-Term Securities (Cost—$9,268,577)						9,269,221
Total Investments (Cost—$220,551,693)#	148.0%					212,982,449
Other Assets Less Liabilities	2.0%					2,876,270
Liquidation value of Preferred Shares	(50.0)%					(72,000,000)
Net Assets Applicable to Common Shareholders	100.0%					$143,858,719

Annual Report to Shareholders

N.M. Not Meaningful.
A

 Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, unless otherwise noted, represent 28.42% of net assets.

B

Indexed Security –The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of December 31, 2009.

C	The coupon payment on these securities is currently in default as of December 31, 2009.
D	Convertible Security – Security may be converted into the issuer’s common stock.
E	Illiquid security.
F	Pay-in-Kind (“PIK”) security – A security in which interest or dividends during the initial few years is paid in additional PIK securities rather than in cash.
G	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
H	The coupon rates shown on variable rate securities are the rates at December 31, 2009. These rates vary with the weighted average coupon of the underlying loans.
I

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

J

Stripped Security – Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

K	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
L	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
M	Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
N	Non-income producing.
O	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
#	Aggregate cost for federal income tax purposes is $222,426,814.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

December 31, 2009

Western Asset Premier Bond Fund

Assets:
Investment securities at value (Cost—$211,283,116)		$203,713,228
Short-term securities at value (Cost—$9,268,577)		9,269,221
Cash		668
Foreign currency at value (Cost—$891)		924
Interest receivable		2,417,293
Unrealized appreciation of swaps		772,509
Restricted cash pledged as collateral for swaps		600,000
Receivable for securities sold		551,788
Amounts receivable for open swaps		5,693
Other assets		2,013
Total assets		217,333,337

Liabilities:
Payable for securities purchased	$521,524
Unrealized depreciation of swaps	344,457
Accrued management fee	98,845
Premiums received on open swaps	31,211
Amounts payable for open swaps	4,105
Accrued expenses	474,476

Total liabilities		1,474,618

Preferred Shares:
No par value, 2,880 shares authorized, issued and outstanding, $25,000 liquidation value per share (Note 6)		72,000,000

Net Assets Applicable to Common Shareholders		$143,858,719

Composition of Net Assets Applicable to Common Shareholders:
Common shares, no par value, unlimited number of shares authorized, 11,606,761 shares issued and outstanding (Note 5)		$163,331,793
Undistributed net investment income		9,235,872
Accumulated net realized loss on investments, swaps and foreign currency transactions		(21,567,787)
Net unrealized depreciation of investments, swaps and foreign currency translations		(7,141,159)

Net Assets Applicable to Common Shareholders		$143,858,719

Net Asset Value Per Common Share: ($143,858,719 ÷ 11,606,761 common shares issued and outstanding)		$12.39

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

For the Year Ended December 31, 2009

Western Asset Premier Bond Fund

Investment Income:
Interest	$20,469,279
Dividends	758,115
Total income		$21,227,394
Expenses:
Management fees (Note 2)	1,046,609
Excise tax (Note 1)	409,003
Audit and legal fees	366,478
Preferred shares auction agent fee expense	176,370
Reports to shareholders	79,342
Custodian fees	56,813
Preferred shares rating agency fees	40,878
Transfer agent and shareholder servicing expense	30,944
Registration fees	24,122
Trustees’ fees and expenses	14,474
Other expenses	39,368
Net expenses		2,284,401

Net Investment Income		18,942,993

Net Realized and Unrealized Gain/(Loss) on Investments (Note 1, 3 and 4):
Net realized loss on:
Investments	(5,107,780)
Swaps	(10,944,180)
Foreign currency transactions	(70,448)
		(16,122,408)
Change in unrealized appreciation/(depreciation) of:
Investments	44,437,965
Swaps	10,100,151
Foreign currency translations	63,401
		54,601,517
Net Realized and Unrealized Gain on Investments		38,479,109
Change in Net Assets Resulting From Operations		57,422,102

Dividends to Preferred Shareholders from:
Net investment income	(266,195)
		(266,195)
Change in Net Assets Applicable to Common Shareholders Resulting From Operations		$57,155,907

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Premier Bond Fund

	FOR THE YEARS ENDED DECEMBER 31,
	2009	2008
Change in Net Assets:
Net investment income	$ 18,942,993	$ 16,751,431
Net realized loss	(16,122,408)	(1,820,141)
Change in unrealized appreciation/(depreciation)	54,601,517	(62,747,908)
Change in net assets resulting from operations	57,422,102	(47,816,618)

Dividends to Preferred Shareholders from:
Net investment income	(266,195)	(2,236,599)
Net realized gain on investments	—	(238,432)
Change in Net Assets Applicable to Common Shareholders Resulting from Operations	57,155,907	(50,291,649)

Distributions to Common Shareholders from (Notes 1 and 8):
Net investment income	(14,754,747)	(12,090,786)
Net realized gain on investments	—	(1,121,178)

Capital Transactions:
Reinvestment of dividends resulting in the issuance of 132,221 and 4,597 common shares, respectively	1,355,495	61,654
Change in net assets	43,756,655	(63,441,959)

Net Assets:
Beginning of year	100,102,064	163,544,023
End of year	$143,858,719	$100,102,064
Undistributed net investment income	$ 9,235,872	$ 4,620,320

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

	YEARS ENDED DECEMBER 31,
	2009	2008	2007	2006	2005
Net asset value per common share, beginning of year	$ 8.72	$ 14.26	$ 15.15	$ 14.93	$ 15.52

Investment operations:
Net investment incomeA	1.64	1.46	1.27	1.37	1.37
Net realized and unrealized gain/(loss)	3.33	(5.64)	(.60)	.45	(.55)
Dividends paid to preferred shareholders from:
Net investment income	(.02)	(.19)	(.25)	(.30)	(.21)
Net realized gain on investments	—	(.02)	(.09)	(.01)	—
Total from investment operations applicable to common shareholders	4.95	(4.39)	.33	1.51	.61
Distributions paid to common shareholders from:
Net investment income	(1.28)	(1.05)	(.97)	(1.10)	(1.20)
Net realized gain on investments	—	(.10)	(.25)	(.19)	—
Total distributions paid to common shareholders	(1.28)	(1.15)	(1.22)	(1.29)	(1.20)
Net asset value per common share, end of year	$ 12.39	$ 8.72	$ 14.26	$ 15.15	$ 14.93
Market value, end of year	$ 13.36	$ 8.90	$ 13.13	$ 15.15	$ 13.72

Total Investment Return Based On:B
Market value	68.84%	(24.60)%	(5.79)%	20.43%	(7.83)%
Net asset value	60.98%	(32.45)%	2.17%	10.67%	4.31%

Ratios to Average Net Assets Applicable to Common Shareholders:
Total expenses (including interest expense)C	1.95%	2.06%	1.72%	1.86%	1.63%
Expenses (including interest expense) net of waivers, if anyC	1.95%	2.06%	1.71%	1.86%	1.63%
Expenses (including interest expense) net of all reductionsC	1.95%	2.06%	1.71%	1.86%	1.63%
Expenses (excluding interest expense) net of all reductionsC	1.95%	1.83%	1.15%	1.15%	1.13%
Net investment incomeD	15.94%	10.68%	6.76%	7.18%	7.58%

Supplemental Data:
Portfolio turnover rate	29.0%	45.3%	90.3%	65.0%	41.0%
Net assets applicable to common shareholders, end of year (in thousands)	$143,859	$100,102	$163,544	$173,707	$171,010

Preferred share information at end of the year:
Aggregate amount outstanding (in thousands)	$ 72,000	$ 72,000	$ 72,000	$ 72,000	$ 72,000
Asset coverage on preferred shares, end of yearE	300%	239%	327%	341%	337%
Liquidation and market value per share (in thousands)	$ 25	$ 25	$ 25	$ 25	$ 25

A Computed using average daily shares outstanding.

B Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

C Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

D Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios of net investment income before preferred share dividends to average net assets of common shareholders are 16.17%, 12.33%, 9.21%, 8.99% and 8.85%, years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

E Asset coverage on preferred shares equals net assets of common shares plus the redemption value of the preferred shares divided by the value of outstanding preferred stock.

See notes to financial statements.

Annual Report to Shareholders

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds. The Fund currently seeks to achieve its investment objective by investing substantially all of its assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The ability of the issuers of the securities held by the Fund to meet their obligations might be affected by, among other things, economic developments in a specific state, industry or region.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 19, 2010, the issuance date of the financial statements.

(a) Investment Valuation

Debt securities are valued at the last quoted bid provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

Annual Report to Shareholders

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds and Notes	—	$ 92,498,773	—	$ 92,498,773
Asset-Backed Securities	—	33,863,914	$3,926,578	37,790,492
Mortgage-Backed Securities	—	51,828,961	—	51,828,961
U.S. Government and Agency Obligations	—	1,743,153	—	1,743,153
U.S. Government Agency Mortgage-Backed Securities	—	723,423	—	723,423
Yankee Bonds	—	10,631,308	—	10,631,308
Common Stocks and Equity Interests	$ 391,800	—	18,940	410,740
Preferred Stocks	251,579	1,491,168	3	1,742,750
Trust Preferred Securities	6,334,950	—	—	6,334,950
Warrants	—	1,330	7,348	8,678
Total Long-Term Investments	6,978,329	192,782,030	3,952,869	203,713,228
Short-Term Investments†	—	9,269,221	—	9,269,221
Total Investments	$6,978,329	$202,051,251	$3,952,869	$212,982,449
Other Financial Instruments:
Credit Default Swaps on Corporate Issues—Buy Protection‡	—	$ 529,760	—	$ 529,760
Credit Default Swaps on Credit Indices—Sell Protection‡	—	(132,919)	—	(132,919)
Total Other Financial Instruments	—	396,841	—	396,841
Total	$6,978,329	$202,448,092	$3,952,869	$213,379,290

† See Portfolio of Investments for additional detailed categorizations.

‡ Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Asset-Backed Securities	Mortgage- Backed Securities	Common Stocks and Equity Interests	Preferred Stocks	Warrants	Total
Balance as of December 31, 2008	$ 276,041	$ 185,045	—	—	—	$ 461,086
Accrued Premiums/Discounts	87,727	23,120	—	—	—	110,847
Realized Gain/(Loss)(1)	(160,662)	—	—	—	—	(160,662)
Change in Unrealized Appreciation (Depreciation)(2)	1,527,102	14,180	$ (5,464)	$(1,345)	$ (96)	1,534,377
Net Purchases (Sales)	2,196,370	—	24,404	1,348	7,444	2,229,566
Net transfers in and/or out of Level 3	—	(222,345)	—	—	—	(222,345)
Balance as of December 31, 2009	$3,926,578	$ —	$18,940	$ 3	$7,348	$3,952,869
Net Unrealized Appreciation (Depreciation) for Investments in securities still held at December 31, 2009(2)	$1,507,516	—	$(5,464)	$(1,345)	$ (96)	$1,500,611

(1) This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

(2) This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Annual Report to Shareholders

Notes to Financial Statements—Continued

(b) Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward Foreign Currency Contracts

The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap Agreements

The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities,

Annual Report to Shareholders

may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

As disclosed in the Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of December 31, 2009 was $344,457. The aggregate fair value of assets posted as collateral, for all swaps was $1,399,777. If a defined credit event had occurred as of December 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $21,666,202 less the value of the contracts’ related reference obligations

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these

Annual Report to Shareholders

Notes to Financial Statements—Continued

agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Credit and Market Risk

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(g) Security Transactions and Investment Income

Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to Shareholders

Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. On May 20, 2009 the Fund announced that it will declare distibutions quarterly while maintaining its policy of paying distributions monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Compensating Balance Agreements

The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank.

(j) Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

(k) Single Sourced Securities

Certain securities held by the Fund at December 31, 2009 are valued based on a price provided by a single source or dealer. The prices provided may differ from the value that would be realized if the securities were sold. As of December 31, 2009, 14.67% of the securities held by the Fund were either fair valued securities or were valued based on a price provided by a single independent pricing service or dealer (“single source securities”).

(l) Federal and Other Taxes

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”) as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with the requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The Fund has accrued $409,003 of Federal excise tax attributable to the year ended December 31, 2009.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue

Annual Report to Shareholders

(m) Reclassification

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$409,003	—	$(409,003)
(b)	$284,498	$(284,498)	—

(a)  Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.

(b)  Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of swaps and book/tax differences in the treatment of certain securities.

2. Investment Management Agreement and Other Transactions with Affiliates:

The Fund has a management agreement with Western Asset Management Company (“Western Asset”). Pursuant to the terms of the management agreement, the Fund pays Western Asset an annual fee, payable monthly, in an amount equal to 0.55% of the average weekly value of the Fund’s total managed assets. “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities. The liquidation preference of any Preferred Shares outstanding is not considered a liability. Pursuant to a Portfolio Management Agreement between Western Asset and Western Asset Management Company Limited (“WAML”), Western Asset pays a portion of the fees it receives from the Fund to WAML at an annual rate of 0.425% of the average weekly value of the Fund’s total managed assets that WAML manages. Effective February 3, 2009, Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan”) became additional subadvisers to the Fund under portfolio management agreements between Western Asset and Western Singapore, and Western Asset and Western Japan.

Western Singapore and Western Japan provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments in Asia (excluding Japan) and Japan, respectively. The Fund’s current management fee remains unchanged. WAML will continue to provide subadvisory services with respect to other aspects of the non-U.S. dollar-denominated portions of the Fund’s investment portfolio.

Under the terms of the administration services agreement among the Fund, Western Asset pays (not the Fund) Legg Mason Partners Funds Advisor, LLC (“LMPFA”), a monthly fee at an annual rate of 0.125% of the Fund’s average weekly total managed assets, subject to a monthly minimum fee of $12,500. The Board approved the substitution of LMPFA for Legg Mason Fund Adviser, Inc. (“LMFA”). Effective September 30, 2009 LMPFA assumed the rights and responsibilities of LMFA under its administrative services agreement.

LMPFA, Western Asset, WAML, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

3. Investments:

During the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$58,578,737	$1,818,369
Sales	47,861,103	4,275,910

Annual Report to Shareholders

Notes to Financial Statements—Continued

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$15,900,395
Gross unrealized depreciation	(25,344,760)
Net unrealized depreciation	$(9,444,365)

As of December 31, 2009, the one-month London Interbank Offered Rate (“LIBOR”) was 0.2309%. At December 31, 2009, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES—BUY PROTECTION1

Swap Counterparty	Termination	Periodic Payments Made by the	Notional	Market	Upfront Premiums Paid/	Unrealized Appreciation/
(Reference Entity)	Date	Fund‡	Amount[2]	Value	(Received)	(Depreciation)
Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2004-1 M9, 1-Month LIBOR + 350bp, due 2/25/34)	February 25, 2034	2.15% Monthly	$9,172	$7,190	—	$ 7,190

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W4 M3, 1-Month LIBOR + 300 bp, due 3/25/34)	March 25, 2034	2.2% Monthly	20,620	16,068	—	16,068

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2004-1 M6, 1-Month LIBOR + 230bp, due 6/25/34)	June 25, 2034	1.37% Quarterly	13,742	13,669	—	13,669

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2004-2 M9, 1-Month LIBOR + 325bp, due 8/25/34)	August 25, 2034	2.15 % Monthly	16,422	9,608	—	9,608

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2004-4 B2, 1-Month LIBOR + 190bp, due 10/25/34)	October 25, 2034	1.37 % Monthly	24,553	21,569	—	21,569

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W11 M9, 1-Month LIBOR + 225bp, due 11/25/34)	November 25, 2034	1.33 % Monthly	16,384	15,974	—	15,974

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W11 M10, 1-Month LIBOR + 350bp, due 11/25/34)	November 25, 2034	2.15 % Monthly	14,055	13,805	—	13,805

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M8, 1-Month LIBOR + 180bp, due 11/25/34)	November 25, 2034	1.31 % Monthly	15,633	15,548	—	15,548

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M9, 1-Month LIBOR + 315bp, due 11/25/34)	November 25, 2034	2.18 % Monthly	1,200	1,200	—	1,200

Annual Report to Shareholders

Swap Counterparty	Termination	Periodic Payments Made by the	Notional	Market	Upfront Premiums Paid/	Unrealized Appreciation/
(Reference Entity)	Date	Fund‡	Amount[2]	Value	(Received)	(Depreciation)
Credit Suisse First Boston USA (MASTR Asset Backed Securities Trust 2005-NC1 M8, 1-Month LIBOR + 153bp, due 12/25/34)	December 25, 2034	1.31% Monthly	$25,304	$23,627	—	$ 23,627

Credit Suisse First Boston USA (MASTR Asset Backed Securities Trust 2005-NC1 M9, 1-Month LIBOR + 240bp, due 12/25/34)	December 25, 2034	2.08% Monthly	22,737	21,895	—	21,895

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1, 1-Month LIBOR + 165bp, due 1/25/35)	January 25, 2035	1.28% Monthly	43,000	42,958	—	42,958

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A, 1-Month LIBOR + 100bp, due 1/25/35)	January 25, 2035	2.08% Monthly	216	215	—	215

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1 B3, 1-Month LIBOR + 260bp, due 1/25/35)	January 25, 2035	2.05% Monthly	33,714	33,686	—	33,686

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B2, 1-Month LIBOR + 130 bp, due 1/25/35)	January 25, 2035	1.31% Monthly	13,639	13,342	—	13,342

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B3, 1-Month LIBOR + 215bp, due 1/25/35)	January 25, 2035	2.18% Monthly	2,008	2,003	—	2,003

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A M8, 1-Month LIBOR + 135 bp, due 1/25/35)	January 25, 2035	1.31% Monthly	17,046	16,630	—	16,630

Credit Suisse First Boston USA (ACE Securities Corp. 2005-HE1 M8, 1-Month LIBOR + 138 bp, due 2/25/35)	February 25, 2035	1.31% Monthly	16,717	16,603	—	16,603

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2005-1 M8, 1-Month LIBOR + 170 bp, due 2/25/35)	February 25, 2035	1.31% Monthly	18,889	18,811	—	18,811

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset- Backed, Trust 2004-C M8, 1-Month LIBOR + 190bp, due 3/25/35)	March 25, 2035	1.28% Monthly	22,446	20,848	—	20,848

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset- Backed, Trust 2004-C M9, 1-Month LIBOR + 325bp, due 3/25/35)	March 25, 2035	2.05% Monthly	17,912	16,769	—	16,769

Annual Report to Shareholders

Notes to Financial Statements—Continued

Swap Counterparty	Termination	Periodic Payments Made by the	Notional	Market	Upfront Premiums Paid/	Unrealized Appreciation/
(Reference Entity)	Date	Fund‡	Amount[2]	Value	(Received)	(Depreciation)
Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M8, 1-Month LIBOR + 140 bp, due 3/25/35)	March 25, 2035	1.31% Monthly	$21,085	$20,117	—	$ 20,117

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2005 B2, 1-Month LIBOR + 130 bp, due 3/25/35)	March 25, 2035	1.31% Monthly	43,000	42,959	—	42,959

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2005 B3, 1-Month LIBOR + 200 bp, due 3/25/35)	March 25, 2035	2.18% Monthly	43,000	42,964	—	42,964

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M9, 1-Month LIBOR + 205 bp, due 3/25/35)	March 25, 2035	2.18% Monthly	18,390	17,679	—	17,679

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2004-WMC4 B3, 1-Month LIBOR + 375bp, due 4/25/35)	April 25, 2035	2.15% Monthly	10,283	10,067	—	10,067

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-4 B3, 1-Month LIBOR + 195 bp, due 6/25/35)	June 25, 2035	2.05% Monthly	43,000	41,688	—	41,688

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-1 B2, 1-Month LIBOR + 135 bp, due 6/25/35)	June 25, 2035	1.28% Monthly	43,000	41,057	—	41,057

Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M8, 1-Month LIBOR + 160 bp, due 6/25/35)	June 25, 2035	1.28% Monthly	43,000	41,134	—	41,134

Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M9, 1-Month LIBOR + 250 bp, due 6/25/35)	June 25, 2035	2.05% Monthly	43,000	41,944	—	41,944

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-WMC1 B2, 1-Month LIBOR + 135bp, due 9/25/35)	September 25, 2035	1.28% Monthly	14,594	13,797	—	13,797

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2004-WMC1 B3, 1-Month LIBOR + 225bp, due 9/25/35)	September 25, 2035	2.05% Monthly	11,329	10,729	—	10,729

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-NC1 B2, 1-Month LIBOR + 130bp, due 10/25/35)	October 25, 2035	1.28% Monthly	15,387	14,560	—	14,560

Annual Report to Shareholders

Swap Counterparty	Termination	Periodic Payments Made by the	Notional	Market	Upfront Premiums Paid/	Unrealized Appreciation/
(Reference Entity)	Date	Fund‡	Amount[2]	Value	(Received)	(Depreciation)
Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-NC1 B3, 1-Month LIBOR + 205bp, due 10/25/35)	October 25, 2035	2.05% Monthly	$15,461	$14,705	—	$ 14,705

Credit Suisse First Boston USA (Park Place Securities, Inc. 2005-WCH1 M8, 1-Month LIBOR + 155bp, due 1/25/36)	January 25, 2036	1.36% Monthly	43,000	42,068	—	42,068

Credit Suisse First Boston USA (Park Place Securities, Inc. 2005-WCH1 M9, 1-Month LIBOR + 250 bp, due 1/25/36)	January 25, 2036	2.18% Monthly	21,084	20,978	—	20,978

The Goldman Sachs Group, Inc. (Citigroup Inc., 6.5%, due 1/18/11)	March 20, 2014	4.7% Monthly	1,700,000	(211,538)	—	(211,538)

The Goldman Sachs Group, Inc. (CVS Corporation, 4.875%, due 9/15/2014)	December 20, 2014	0.68	2,000,000	(17,166)	$(31,211)	14,045
Total			$4,494,022	$529,760	$(31,211)	$ 560,971

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION3

Swap Counterparty	Termination	Periodic Payments Received by the	Contract Notional	Market	Upfront Premiums Paid/	Unrealized Appreciation/
(Reference Entity)	Date	Fund‡	Amount[2]	Value[4]	(Received)	(Depreciation)
Merrill Lynch & Co., Inc. (CDX HY 8)	June 20, 2012	0.86% Quarterly	$21,666,202	$(132,919)	—	$(132,919)*

1

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

2

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

4

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.
*	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

Annual Report to Shareholders

Notes to Financial Statements—Continued

4. Derivative Instruments and Hedging Activities:

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2009.

Asset Derivatives1

	Credit Contracts Risk	Other Contracts Risk	Total
Swap Contracts[2]	$772,509	—	$772,509

Liability Derivatives1

	Credit Contracts Risk	Other Contracts Risk	Total
Swap Contracts[2]	$375,668	—	$375,668

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

2	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Amount of Realized Gain or (Loss) on Derivatives Recognized

	Credit Contracts Risk	Other Contracts Risk	Total
Swap Contracts	$(10,944,180)	—	$(10,944,180)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized

	Credit Contracts Risk	Other Contracts Risk	Total
Swap Contracts	$10,100,151	—	$10,100,151

During the year ended December 31, 2009, the Fund had average notional balances of $2,500,973 and $26,872,286 in credit default swap contracts to buy protection and credit default swap contracts to sell protection, respectively.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Common Shares:

Of the 11,606,761 shares of common stock outstanding at December 31, 2009, Western Asset owns 14,099 shares.

Annual Report to Shareholders

6. Preferred Shares:

There are 2,880 shares of Auction Market Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as set forth in the Fund’s Agreement and Declaration of Trust, as amended to date, and its Bylaws, as amended to date (the “Bylaws”), or as otherwise determined by the Trustees. The 2,880 Preferred Shares outstanding consist of two series, 1,440 shares of Series M and 1,440 shares of Series W. The Preferred Shares have a liquidation value of $25,000 per share, plus any accumulated but unpaid dividends whether or not earned or declared.

Dividends on the Series M and Series W Preferred Shares are cumulative and are paid at a rate typically reset every seven and twenty-eight days, respectively, based on the results of an auction. The weekly auctions for Series M and W have all failed during the fiscal year 2009; consequently, the dividend rate paid on the preferred shares has moved to the maximum rate as defined in the prospectus. Since mid-February 2008, holders of actions-rate preferred shares (“ARPS”) issued by the Fund has been impacted by the lack of liquidity, which has similarly affected ARPS holders in many if the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund has consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”. The maximum rate is calculated at 150% of the reference rates, which is the 7-day “AA” Financial Composite Commercial Paper rate for Series M and the 30-day “AA” Commercial Paper rate for Series W. Dividend rates ranged from 0.135% to 1.727% between January 1, 2009 to December 31, 2009.

The Preferred Shares are redeemable at the option of the Fund, in whole or in part, on the second business day preceding any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends.

The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in Bylaws are not satisfied.

The Preferred Stock Shareholders are entitled to one vote per share and generally vote with the common shareholders but vote separately as a class to elect two trustees and on certain matters affecting the rights of the Preferred Stock. The issuance of Preferred Stock poses certain risks to holders of common stock, including, among others, the possibility of greater market price volatility, and in certain market conditions, the yield to holders of common stock may be adversely affected. The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of shares of the Preferred Stock in order to meet the applicable requirement. The Preferred Stock is otherwise not redeemable by holders of the shares. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee. For the period of the report and for all previous periods since the ARPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARPS that the broker/dealer places at the auction. However, effective on August 3, 2009 and December 14, 2009, Citigroup Global Markets Inc. and Merrill Lynch, Inc., respectively, reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARPS, in the case of a failed auction.

7. Trustee Compensation:

Each Independent Trustee receives an aggregate fee of $70,000 annually for serving on the combined Board of Trustees/Directors of the Fund, Western Asset Income Fund and Western Asset Funds, Inc. Each Trustee also receives a fee of $7,500 and related expenses for each meeting of the Board or of a committee attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board and the Chairman of the Audit Committee each receive an additional $25,000 per year for serving in such capacities. Each member of the Audit Committee receives a fee of $6,000 for serving as a member of the Audit Committee. Other committee members receive a fee of $3,000 for serving as a member of each committee upon which they serve. All such fees are allocated among the Fund, Western Asset Income Fund and Western Asset Funds, Inc. according to each such investment company’s annual net assets. Trustee Ronald Olson receives from Western Asset an aggregate fee of $70,000 annually for serving on the combined Board of

Annual Report to Shareholders

Notes to Financial Statements—Continued

Trustees/Directors of the Fund, Western Asset Income Fund and Western Asset Funds, Inc., as well as a fee of $7,500 and related expenses for each meeting of the Board attended in person and a fee of $2,500 for participating in each telephonic meeting.

8. Income Tax Information and Distributions to Shareholders:

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date		Record Date Payable Date
1/15/2010		2/12/2010
1/29/2010	$0.100000	2/26/2010	$0.100000

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2009	2008
Distributions paid to Common Shareholders from:
Ordinary Income	$14,754,747	$12,908,788
Net Long-term Capital Gains	—	303,176
Total Paid to Common Shareholders	14,754,747	13,211,964
Distributions paid to Preferred Shareholders from:
Ordinary Income	$ 266,195	$ 2,311,153
Net Long-term Capital Gains	—	163,878
Total Paid to Common Shareholders	266,195	2,475,031
Total Distributions Paid	$15,020,942	$15,686,995

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net	$ 10,878,231
Capital loss carryforward*	(19,934,533)
Other book/tax temporary differences(a)	(1,400,492)
Unrealized appreciation/(depreciation)(b)	(9,016,280)
Total accumulated earnings/(losses)—net	$(19,473,074)

* As of December 31, 2009, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2016	$ (3,000,112)
12/31/2017	(16,934,421)
$(19,934,533)

These amounts will be available to offset any future taxable capital gains.

(a) Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, interest accrued for tax purposes on defaulted securities and book/tax differences in the timing of the deductibility of various expenses.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and book/tax differences in the accrual of income on certain securities.

Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Western Asset Premier Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Premier Bond Fund (the “Fund”) at December 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2010

Annual Report to Shareholders

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid to Common Shareholders during the taxable year ended December 31, 2009:

Record Date:	Monthly	June 15, 2009	Monthly
Payable Date:	January 2009 - May 2009	June 30, 2009	July 2009 - December 2009

Ordinary Income:
Qualified Dividend Income for Individuals	1.93%	0.78%	—

Dividends Qualifying for the Dividends Received Deduction for Corporations	1.93%	0.83%	—

Please retain this information for your records.

Annual Report to Shareholders

Trustees and Officers

The Trustees and officers of the Fund, their year of birth and a description of their principal occupations during the past five years are listed below. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years has been with the employer(s) indicated, although in some cases the Trustee or officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, California 91101.

Name and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served(A)	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen(B)	Other Directorships Held
Independent Trustees

Ronald J. Arnault 1943	Trustee	Served since 1997	Retired.	13	None

Anita L. DeFrantz 1953	Trustee	Served since 1998	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).	13	OBN Holdings, Inc. (film, television and media company)

Avedick B. Poladian 1952	Trustee	Served since 2007	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).	13	Occidental Petroleum Corporation

William E. B. Siart 1947	Trustee and Chairman	Served since 1997	Vice Chairman of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).	13	None

Jaynie Miller Studenmund 1954	Trustee	Served since 2004	Chief Operating Officer of Overture Services, Inc. (online marketing firm) (2001-2004); President and Chief Operating Officer of Paymybills.com (2000-2001).	13	Orbitz Worldwide (global on-line travel company)

Annual Report to Shareholders

Trustees and Officers—Continued

Name and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served(A)	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen(B)	Other Directorships Held
Interested Trustees

R. Jay Gerken(C) 1951	Trustee and President	Served as a Director since 2006 and as President since 2007	Managing Director of Legg Mason & Co., LLC, Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates (2005-present); President of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (2006-present); Chairman of Smith Barney Fund Management LLC and Citi Fund Management Inc. (2002-2005); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002-2005).	147	N/A

Ronald L. Olson(D) 1941	Trustee	Served since 2005	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).	13	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

Officers(E)

Gavin L. James 1961	Vice President	Served since 2001	Director of Global Client Services and Marketing of Western Asset (1998-present).	N/A	N/A

S. Kenneth Leech 1954	Vice President	Served since 1990	Chief Investment Officer Emeritus of Western Asset (1998-present); Vice President of Western Asset Income Fund (1998-present) and Western Asset Premier Bond Fund (2001-present).	N/A	N/A

Stephen A. Walsh 1959	Vice President	Served since 1994	Chief Investment Officer of Western Asset (2000-present); Vice President of Western Asset Income Fund (1999-present) and Western Asset Premier Bond Fund (2001-present).	N/A	N/A

Frances M. Guggino 1957 55 Water Street New York, NY 10041	Principal Financial and Accounting Officer	Served since 2009

Director of Legg Mason & Co. (since 2005); Director at Citigroup Asset Management (“CAM”) (1992 to 2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

				N/A	N/A

Annual Report to Shareholders

Name and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served(A)	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen(B)	Other Directorships Held

Erin K. Morris 1966 100 International Drive Baltimore, MD 21202	Treasurer	Served since 2006

Vice President and Manager, Global Funds Administration, Legg Mason & Co., LLC (2005-present); Assistant Vice President and Manager, Fund Accounting Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Assistant Treasurer, Legg Mason Partners Fund complex (2007-present), Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-present), Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-present); Assistant Treasurer, Western Asset Funds, Inc., Western Asset Income Fund, Western Asset Premier Bond Fund, Legg Mason Income Trust, Inc. and Legg Mason Tax-Free Income Fund (2001-2006).

				N/A	N/A

Todd F. Kuehl 1968 100 International Drive Baltimore, MD 21202	Chief Compliance Officer	Served since 2007

Director, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-2008); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).

				N/A	N/A

Annual Report to Shareholders

Trustees and Officers—Continued

Name and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served(A)	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen(B)	Other Directorships Held

Robert I. Frenkel 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Served since 2009

Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (2005-present); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (2003-present); formerly, Managing Director and General Counsel of Global Mutual Funds for CAM (2000 to 2005); formerly, Secretary of CFM (2001 to 2004).

				N/A	N/A

(A) Each Officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Trustees of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

(B) Each Trustee also serves as a Director of Western Asset Income Fund (closed-end investment company) and as a Director of Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 136 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

(C) Mr. Gerken is an “Interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

(D) Mr. Olson is an “Interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

(E) Each officer of the Fund is an “Interested person” (as defined above) of the Fund.

Annual Report to Shareholders

Board Consideration of the Investment Advisory and Subadvisory Agreements

The Executive and Contracts Committee of the Board of Trustees considered the Investment Management Agreement (the “Management Agreement”) between the Fund and Western Asset Management Company (“Western Asset”) and the Portfolio Management Agreements (together with the Management Agreement, the “Agreements”) between Western Asset and each of Western Asset Management Company Limited (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML the “Non-U.S. Advisers” and together with Western Asset, the “Advisers”) with respect to the Fund at meetings held on September 15, October 23 and November 3, 2009. At a meeting held on November 17, 2009, the Executive and Contracts Committee reported to the full Board of Trustees its considerations and recommendation with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.

The Trustees noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Trustees primarily focused on the information provided by Western Asset when considering the approval of the Portfolio Management Agreements. The Trustees also noted that the Fund does not pay any management fees directly to any of the Non-U.S. Advisers because Western Asset pays the Non-U.S. Advisers for services provided to the Fund out of the management fees Western Asset receives from the Fund.

In arriving at their decision to renew the Agreements, the Trustees met with representatives of Western Asset, including relevant investment advisory personnel; reviewed a variety of information prepared by Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Trustees; and reviewed performance and expense information for a peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on differences between the Fund’s share price and net asset value per share, and related discussions with the Advisers’ personnel.

As part of their review, the Trustees examined the Advisers’ ability to provide high quality investment management services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future under the Agreements, including their business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed comparisons of the performance of the Fund to the performance of certain comparable leveraged funds in a peer group consisting of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The Trustees noted that the performance of the Fund was slightly above average for the one-year period ended August 31, 2009, but was below average for the three- and five-year periods ended August 31, 2009 as compared to its peer group.

The Trustees also considered the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Trustees observed that although the Fund’s total expenses were above the median of the funds in its Lipper peer group, the management fee paid by the Fund to Western Asset, whether measured as a percentage of net assets attributable to common shares or total assets, was below the median of the funds in its Lipper peer group. They noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers with similar investment

Annual Report to Shareholders

Board Consideration of the Investment Advisory and Subadvisory Agreements—Continued

strategies, but that Western Asset was responsible for payment of the management fee to the Non-U.S. Advisers and that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of these differences, the Trustees concluded that the difference in management fees paid by the Fund from those paid by the Advisers’ other clients was reasonable.

The Trustees further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers and the direct and indirect benefits that the Advisers may receive from their relationship with the Fund, including any “fallout benefits”, such as reputational value derived from serving as investment adviser; and the affiliation between the Advisers and Legg Mason Partners Funds Advisor, LLC, the Fund’s administrator. In that connection, the Trustees concluded that the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Trustees noted that Western Asset does not have soft dollar arrangements.

Finally, the Trustees considered, in light of the profitability information provided by Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Trustees concluded that because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth.

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who are independent of the Advisers within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of investment advisory services being provided by the Advisers, but would continue to closely monitor the Advisers’ performance in light of the Fund’s relative underperformance for the three- and five-year periods; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Premier Bond Fund

The Board of Trustees

William E. B. Siart, Chairman

R. Jay Gerken

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Officers

R. Jay Gerken, President

Gavin L. James, Vice President

S. Kenneth Leech, Vice President

Stephen A. Walsh, Vice President

Frances M. Guggino, Principal Financial and Accounting Officer

Todd F. Kuehl, Chief Compliance Officer

Erin K. Morris, Treasurer

Robert I. Frenkel, Secretary and Chief Legal Officer

Investment Advisers

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, California 91101

Western Asset Management Company Limited

10 Exchange Square

London, England EC2A2EN

Western Asset Management Company Pte. Ltd.

1 George Street #23-01

Singapore 049145

Western Asset Management Company Ltd

367 Shin-Marunouchi Building

5-1 Marunouchi 1-Chrome Chiyoda-Ku

Tokyo 100-6536

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, Massachusetts 02111

Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, Maryland 21202

Transfer Agent

American Stock Transfer & Trust Company LLC

59 Maiden Lane

New York, New York, 10038

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•   Information we receive from you on applications and forms, via the telephone and through our websites;

•   Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•   Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset Premier Bond Fund

WESTERN ASSET PREMIER BOND FUND

55 Water Street

New York, New York 10041

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby gives notice that it may, from time to time, repurchase its common shares or preferred shares in the open market at the option of the Board of Trustees, and on such terms as the Board of Trustees shall determine.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Premier Bond Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

AMERICAN STOCK

TRANSFER & TRUST COMPANY

59 Maiden Lane,

New York, New York 10038

LMF-WEA/A(02/10)SR10-1043

Item 2.       Code of Ethics.

(a)          Western Asset Premier Bond Fund (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Item 2 of Form N-CSR, that applies to the Registrant’s principal executive, financial and accounting officers, a copy of which is attached as an exhibit to this Form N-CSR.

(b)         Omitted.

(c)          Not applicable.

(d)         Not applicable.

(e)          Not applicable.

Item 3.       Audit Committee Financial Expert.

The Audit Committee of the Registrant’s Board of Directors is comprised solely of Directors who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)). In addition, the Board of Directors of the Registrant has determined that Mr. Ronald J. Arnault qualifies as an “audit committee financial expert” (as such term has been defined in the Regulations) based on its review of his pertinent experience, knowledge and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Directors in absence of such designation or identification

Item 4.       Principal Accountant Fees and Services.

(a)          Audit Fees

Fiscal Year Ended December 31, 2008—$36,950

Fiscal Year Ended December 31, 2009—$40,000

(b)         Audit-Related Fees

Fiscal Year Ended December 31, 2008—$12,000

Fiscal Year Ended December 31, 2009—$13,000

Services include interim audit security pricing and review of the rating agency compliance testing for the Registrant’s auction market preferred shares outstanding.

PricewaterhouseCoopers LLP billed fees in the amount of $230,000 and $230,000 for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s fiscal years ended December 31, 2008 and December 31, 2009, respectively.

During each of the years ended December 31, 2008 and December 31, 2009, PricewaterhouseCoopers LLP conducted a SAS 70 audit to review and test operating effectiveness of controls placed in operation for Western Asset Management Company. During the year ended December 31, 2009, PricewaterhouseCoopers LLP reviewed the Australian Superannuation Circular.

(c)          Tax Fees

Fiscal Year Ended December 31, 2008—$4,000

Fiscal Year Ended December 31, 2009—$4,000

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

PricewaterhouseCoopers LLP did not bill fees for tax services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)         All Other Fees

There were no fees billed to the Registrant during each of the last two fiscal years by PricewaterhouseCoopers LLP that were not disclosed in Items 4(a), (b) or (c).

PricewaterhouseCoopers LLP did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)          (1) The Audit Committee has determined that all work performed for the Registrant by PricewaterhouseCoopers LLP will be preapproved by the full Audit Committee and, therefore, has not adopted preapproval policies and procedures.

(2) None.

(f)            Not applicable.

(g)         Non-Audit Fees

Fiscal Year Ended December 31, 2008—$315,300

Fiscal Year Ended December 31, 2009—$35,000

(h)         The Audit Committee of the Registrant has considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser and that were not preapproved by the Audit Committee are compatible with maintaining the principal accountant’s independence.

Item 5.       Audit Committee of Listed Registrants.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

William E.B. Siart

Avedick B. Poladian

Jaynie Miller Studenmund

b) Not applicable

Item 6.       Schedule of Investments

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Guidelines and Procedures

The Registrant has delegated the voting of proxies relating to its portfolio securities to its investment advisers, Western Asset Management Company and Western Asset Management Company Limited.

The Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and

WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, the WAMCL Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

(a)(1):

NAME AND ADDRESS	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Ron D. Mass Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund; portfolio manager/research analyst with Western Asset and has been employed as portfolio manager/research analyst with Western Asset for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	108 registered investment companies with $184.2 billion in total assets under management	229 Other pooled investment vehicles with $107.7 billion in assets under management*	832 Other accounts with $190.2 on in total assets under management**

Stephen A. Walsh‡	108 registered investment companies with $184.2 billion in total assets under management	229 Other pooled investment vehicles with $107.7 billion in assets under management*	832 Other accounts with $190.2 billion in total assets under management**

Ron D. Mass ‡	0 registered investment Companies with $0 billion in total assets Under management	10 Other pooled investment vehicles with $1.7 billion in assets under management ***	3 Other accounts with $0.3 billion in total assets under management

*	Includes 6 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.
**	Includes 93 accounts managed, totaling $24.2 billion, for which advisory fee is performance based.
***	Includes 3 accounts managed, totaling $0.6 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of December 31, 2009.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	C
Ron D. Mass	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None.

Item 10.     Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

Item 11.     Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods in the SEC’s rules and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)      Code of Ethics subject to the disclosure required by Item 2 — filed as an exhibit hereto.

(a)(2)      Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 — filed as an exhibit hereto.

(a)(3)      Not applicable.

(b)                   Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 — filed as an exhibit hereto.

(c)                    Proxy Voting Policies and Procedures pursuant to the disclosure required by Item 7 — filed as an exhibit hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Premier Bond Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
Trustee and President
Western Asset Premier Bond Fund

Date:	March 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Trustee and President
Western Asset Premier Bond Fund

Date:	March 1, 2010

By:	/s/ Frances M. Guggino
Frances M. Guggino
Principal Financial and Accounting Officer
Western Asset Premier Bond Fund

Date:	March 1, 2010